UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market
Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On March 25, 2021, II-VI Incorporated, a Pennsylvania corporation (“II-VI” or the “Company”), Coherent, Inc., a Delaware corporation (“Coherent”), and Watson Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of II-VI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, the acquisition of Coherent will be accomplished through a merger of Merger Sub with and into Coherent (the “Merger”), with Coherent surviving the Merger.

Pursuant to the terms of the Merger Agreement, and subject to the terms and conditions set forth therein, at the effective time of the Merger (the “Effective Time”), each share of common stock of Coherent, par value $0.01 per share (the “Coherent Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (x) shares of Coherent Common Stock owned by II-VI, Coherent, or any direct or indirect wholly owned subsidiary of II-VI or Coherent or (y) shares of Coherent Common Stock owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law, in each case immediately prior to the Effective Time), will be cancelled and extinguished and automatically converted into the right to receive the following consideration (collectively, the “Merger Consideration”):

(A) $220.00 in cash, without interest (the “Cash Consideration”), plus

(B) 0.91 of a validly issued, fully paid and nonassessable share of common stock of II-VI, no par value per share (“II-VI Common Stock”) (such ratio, the “Exchange Ratio”).

Pursuant to the terms of the Merger Agreement, each Coherent restricted stock unit award (a “Coherent RSU”), other than Director RSUs (as defined below), outstanding immediately prior to the Effective Time will be automatically converted into time-based restricted stock units denominated in shares of II-VI Common Stock entitling the holder to receive, upon settlement, a number of shares II-VI Common Stock equal to the number of shares of Coherent Common Stock subject to the Coherent RSU multiplied by the sum of (A) the Exchange Ratio, and (B) the quotient obtained by dividing the Cash Consideration by the volume weighted average price of a share of II-VI Common Stock for a 10 trading day period ending prior to the closing of the Merger (the “Closing”). For Coherent RSUs subject to performance-based vesting conditions and metrics, the number of shares of II-VI Common Stock subject to the converted Coherent RSUs will be determined after giving effect to the Coherent Board of Director’s determination of the number of Coherent RSUs earned, based on the greater of the target or actual level of achievement of such goals or metrics immediately prior to the Effective Time.

The converted Coherent RSUs generally will be subject to the same terms and conditions that applied to the awards immediately prior to the Effective Time, provided that any Coherent RSUs subject to performance-based vesting conditions will be subject solely to time- and service-based vesting. Each Coherent RSU that is outstanding as of the date of the Merger Agreement that is outstanding as of immediately prior to the Effective Time will be entitled to the following vesting acceleration benefits:

(A) for any holder of Coherent RSUs who is a participant under Coherent’s Change of Control and Leadership Change Severance Plan (the “CIC Plan”), the acceleration benefits under the CIC Plan upon such participant’s involuntary termination of employment in accordance with the terms and conditions set forth therein; and

(B) for any holder who is not a participant in the CIC Plan, the following vesting acceleration benefits upon his or her termination of employment by Coherent, II-VI or their respective subsidiaries without “cause” within the period beginning immediately following the date of the Closing and ending on the date that is 12 months following the date of the Closing (or, if earlier, December 31, 2022) (the “Qualifying Termination”), (A) if such holder’s Qualifying Termination occurs during calendar year 2021, the sum of: (x) 100% of the total number of converted Coherent RSUs that otherwise would have vested during calendar year 2021 under the applicable vesting schedule in effect on the Closing had such holder remained employed with Coherent, II-VI or their respective subsidiaries through the last applicable vesting date for such award in calendar year 2021 (and reduced by the total number of converted Coherent RSUs that vested in calendar year 2021 prior to such Qualifying Termination) plus (y) 50% of the total number of converted Coherent RSUs that otherwise would have vested during calendar year 2022 under the applicable vesting schedule in effect on the Closing had such holder remained employed with Coherent, II-VI or their respective subsidiaries through the last applicable vesting date for such award in calendar year 2022, or (B) if such holder’s Qualifying Termination occurs during calendar year 2022, 50% of the total number of converted Coherent RSUs that otherwise would have vested during calendar year 2022 under the applicable vesting schedule in effect on the Closing had such holder remained employed with Coherent, II-VI or their respective subsidiaries through the last applicable vesting date for such award in calendar year 2022 (and reduced by the total number of converted Coherent RSUs that vested in calendar year 2022 prior to such Qualifying Termination).

Each Coherent RSU granted to a non-employee member of Coherent’s Board of Directors (“Director RSUs”) (whether or not vested) that is outstanding immediately prior to the Effective Time will automatically vest in full and be cancelled and converted into the right to receive the Merger Consideration as if such Director RSU had been settled in shares of Coherent Common Stock immediately prior to the Effective Time.

The Boards of Directors of II-VI and Coherent have unanimously approved the Merger and the Merger Agreement. The transaction is subject to customary closing conditions, including the absence of certain legal impediments, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), regulatory approvals in other applicable jurisdictions, including China, South Korea and Germany, the effectiveness of a registration statement on Form S-4 registering the shares of II-VI Common Stock to be issued in connection with the Merger, and approvals by the stockholders of II-VI and Coherent. The transaction is not subject to any financing condition.

The Merger Agreement contains customary representations, warranties and covenants of II-VI, Coherent and Merger Sub, including, (i) covenants by Coherent concerning the conduct of its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Closing, (ii) covenants by II-VI concerning the conduct of its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Closing, (iii) a covenant by Coherent that, subject to certain exceptions, the Board of Directors of Coherent will recommend to its stockholders the approval of the Merger and the adoption of the Merger Agreement, (iii) a covenant by II-VI that, subject to certain exceptions, the Board of Directors of II-VI will recommend to its stockholders the approval of the issuance of shares of II-VI Common Stock in connection with the Merger and the issuance of shares of II-VI preferred stock in connection with the Equity Investment (as defined below), and (iv) a covenant that II-VI and Coherent will not solicit, initiate, or knowingly encourage, facilitate or induce the making of an inquiry, offer or proposal that would reasonably be expected to lead to any Company Takeover Proposal or Parent Takeover Proposal, as applicable (each, as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights for both II-VI and Coherent and provides that upon termination of the Merger Agreement under specified circumstances (including termination by Coherent to accept a superior proposal), Coherent may be required to pay II-VI a termination fee of $108.8 million. The Merger Agreement further provides that upon termination of the Merger Agreement under specified circumstances (including termination by II-VI to accept a superior proposal), II-VI may be required to pay Coherent a termination fee of $337.7 million, and if the Merger Agreement is terminated for failure to obtain antitrust approval from a Chinese governmental entity, II-VI may be required to pay Coherent a termination fee of $500.0 million.

Pursuant to the Merger Agreement, II-VI will add two members of Coherent’s Board of Directors, designated by Coherent and reasonably acceptable to II-VI, to II-VI’s Board of Directors at the Closing, each of whom must qualify as an “independent director” under applicable rules and regulations of the Nasdaq Global Select Market, and II-VI has agreed to nominate them for reelection at II-VI’s first annual stockholders’ meeting that occurs after the Closing.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of that agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each party’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the parties thereto that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive completion of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as a result of fraud or a willful breach, and (2) were made only as of the dates specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Financing of the Merger

II-VI plans to finance the Merger with cash from the combined company balance sheets, proceeds from the issuance of New II-VI Convertible Preferred Stock and new debt as well as the issuance of II-VI Common Stock as Merger Consideration.

Equity Financing

In connection with entering into the Merger Agreement, II-VI entered into an investment agreement (the “Investment Agreement”), dated as of March 25, 2021, with BCPE Watson (DE) SPV, LP (the “Investor”), an affiliate of Bain Capital, LP, pursuant to which, subject to the terms and conditions set forth therein, II-VI has agreed to issue, sell and deliver to the Investor (collectively, the “Equity Investment”):

(A) promptly following the execution of the Investment Agreement, 75,000 shares of a new Series B-1 Convertible Preferred Stock of the Company (“II-VI Series B-1 Convertible Preferred Stock”), having no par value per share and the designation, preferences, rights, privileges, powers, and terms and conditions specified therein, for $10,000 per share (the “Equity Per Share Price”) and an aggregate purchase price of $750,000,000;

(B) upon the Closing, 75,000 shares of a new Series B-2 Convertible Preferred Stock of the Company (“II-VI Series B-2 Convertible Preferred Stock”), having no par value per share and the designation, preferences, rights, privileges, powers and terms and conditions specified therein, for a purchase price per share equal to the Equity Per Share Price and an aggregate purchase price of $750,000,000; and

(C) upon the Closing, if elected by the Company and agreed by the Investor, up to an additional 65,000 shares of a new Series B-3 Convertible Preferred Stock of the Company (“II-VI Series B-3 Convertible Preferred Stock,” and together with the II-VI Series B-1 Convertible Preferred Stock and the II-VI Series B-2 Convertible Preferred Stock, “New II-VI Convertible Preferred Stock”), having no par value per share and the designation, preferences, rights privileges, powers, and terms and conditions specified therein for a purchase price per share equal to the Equity Per Share Price and an aggregate purchase price of $650,000,000 (assuming 65,000 shares of II-VI Series B-3 Convertible Preferred Stock are elected).

The shares of New II-VI Convertible Preferred Stock will accrue dividends at 5.00% per annum, subject to increase if II-VI defaults on payment obligations with respect to the New II-VI Convertible Preferred Stock, not to exceed 14% per annum. Until the fourth anniversary of the applicable issuance date of each series of New II-VI Convertible Preferred Stock, dividends are payable solely in-kind. After the fourth anniversary, dividends are payable on the applicable series, at the Company’s option, in cash, in-kind or as a combination of both.

The shares of New II-VI Convertible Preferred Stock will be convertible into shares of II-VI Common Stock as follows:

(A)

at any time after their issuance, at the election of the Investor, each share of New II-VI Convertible Preferred Stock will be convertible into shares of II-VI Common Stock at a conversion price of $85.00 per share (“Conversion Price”); and

(B)

beginning three years after the applicable date of issuance of the New II-VI Convertible Preferred Stock, at the election of II-VI, each share of New II-VI Convertible Preferred Stock will be convertible into shares of II-VI Common Stock at the applicable Conversion Price if the volume-weighted average price of II-VI Common Stock exceeds 150% of the applicable Conversion Price for 20 trading days out of any 30 consecutive trading days.

The shares of II-VI Series B-1 Convertible Preferred Stock will initially be nonvoting. Following the expiration of the required waiting period under HSR, the issued shares of New II-VI Convertible Preferred Stock will have voting rights, voting as one class with the II-VI Common Stock, on an as-converted basis, subject to limited exceptions. In addition, pursuant to the Investment Agreement, II-VI has agreed to give the Investor customary registration rights and to grant the Investor, upon the issuance of the II-VI Series B-1 Convertible Preferred Stock, the right to nominate one designee and to designate one observer to II-VI’s Board of Directors for so long as the Investor maintains a certain level of ownership of the shares of New II-VI Convertible Preferred Stock or shares of Parent Common Stock issued upon conversion thereof. The Investor has also agreed to certain transfer restrictions and standstill provisions.

A copy of the Investment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the Investment Agreement.

Debt Financing

In connection with entering into the Merger Agreement, II-VI has obtained a fully underwritten financing commitment pursuant to a commitment letter (the “Commitment Letter”), dated as of March 25, 2021, with JPMorgan Chase Bank, N.A. (the “Commitment Party”), pursuant to which the Commitment Party has committed to provide up to $5.425 billion in debt financing (the debt financing under the Commitment Letter, the “Debt Financing”). The obligation of the Commitment Party to provide the Debt Financing under the Commitment Letter is subject to a number of customary conditions.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “Equity Financing” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of New II-VI Convertible Preferred Stock to be issued in connection with the Equity Investment and Investment Agreement are not to be registered in reliance on the exemption from registration provided by Section 4(a)(2) of the U.S. Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On March 25, 2021, II-VI issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-looking Statements

This communication contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made in this communication have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. Factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the conditions to the completion of the business combination transaction with Coherent (the “Transaction”) and the equity investment by Bain, including the receipt of any required stockholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement, including the receipt by Coherent of an unsolicited proposal from a third party; (iv) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (v) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vi) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (viii) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (x) the ability of the Company to retain and hire key employees; (xi) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and additional risk factors that may be identified from time to time in future filings of the Company; (xii) the purchasing patterns of customers and end-users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to integrate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs and uncertainties associated with such acquisitions and integration efforts; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to anticipated growth in industries and sectors in which the Company and Coherent operate; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that II-VI has made for a business combination transaction with Coherent. In furtherance of this proposal and subject to future developments, II-VI may file one or more registration statements, proxy statements, tender offer statements or other documents with the U.S. Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document II-VI and/or Coherent may file with the SEC in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS AND/OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of II-VI and/or Coherent, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by II-VI through the web site maintained by the SEC at www.sec.gov, and by visiting II-VI’s investor relations site at https://ii-vi.com/investor-relations/.

Participants in the Solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, II-VI and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction. You can find information about II-VI’s executive officers and directors in II-VI’s proxy statement for its 2020 annual meeting, which was filed with the SEC on September 29, 2020 and in II-VI’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 26, 2020. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website www.sec.gov, and by visiting II-VI’s investor relations site at https://ii-vi.com/investor-relations/.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of March 25, 2021, by and among II-VI Incorporated, Coherent, Inc. and Watson Merger Sub Inc.*

10.1	Investment Agreement, dated as of March 25, 2021, by and between II-VI Incorporated and BCPE Watson (DE) SPV, LP.*

99.1	Press Release of II-VI Incorporated, dated as of March 25, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: March 26, 2021	By:	/s/ Walter R. Bashaw II
Walter R. Bashaw II
President